UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 16, 2020

ZOOM TELEPHONICS, INC.
(Exact Name Of Registrant As Specified In Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-53722	04-2621506
(Commission File Number)	(I.R.S. Employer Identification No.)

225 Franklin Street, 26th Floor Boston, MA	02110
(Address of Principal Executive Offices)	(Zip Code)

(617) 423-1072
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02	Results of Operations and Financial Condition.

On January 21, 2020, Zoom Telephonics, Inc. (the “Company”) issued a press release announcing the leadership transition described in Item 5.02 below, which includes preliminary estimates of revenue growth for the fiscal quarter and fiscal year ended December 31, 2019. The press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to Item 2.02 of this Current Report on Form 8-K and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing of the Company’s under the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of Frank Manning

On January 16, 2020, Frank B. Manning, who co-founded the Company in 1977, notified the Company of his retirement as Chief Executive Officer, Acting Chief Financial Officer and Chairman of the Company’s Board of Directors (the “Board”), to be effective as of February 1, 2020 (the “Effective Date”). Following the Effective Date, Mr. Manning will continue to serve as a member of the Board, and will serve as an advisor to the Company.

Appointment of Joseph Wytanis

In connection with Mr. Manning’s retirement, on January 16, 2020, the Board appointed Joseph L. Wytanis, age 60, as Chief Executive Officer of the Company, to be effective as of the Effective Date. Mr. Wytanis joined the Company as President in 2018. Prior to joining the Company, he served as Senior Practice Engagement Partner at Infosys Limited from March 2018, where he provided engineering services consulting to cable, mobile and satellite service operators and has also served as a Principal at High Tech Associates, LLC since August 2011, where he provided consulting services relating to vision, strategy, business development and marketing. Mr. Wytanis served as Executive Vice President and Chief Operating Officer at SMC Networks, Inc. from January 2012 through August 2014, where he successfully led the introduction of a complete line of cable home networking products and smart home IoT products. He previously served as a Vice President and General Manager at Scientific-Atlanta/Cisco System, Inc. from 2000 through 2011, where he helped to grow the Cable Home Networking Business Unit from a start-up to a profitable business, and prior to that held marketing, business and strategy positions with Panasonic, BellSouth, NCR/AT&T, Northern Telecom and the Associated Press. Mr. Wytanis earned a BS in Business Administration/Marketing from Rowan University and an MBA from the University of Georgia, Terry College of Business.

There are no related party transactions between the Company and Mr. Wytanis, and Mr. Wytanis is neither related to, nor does he have any relationship with, any existing member of the Board or any executive officer of the Company. The impact of this new position on the existing compensation arrangement with Mr. Wytanis has not yet been determined by the Company.

Appointment of Jacquelyn Barry Hamilton

Also in connection with Mr. Manning’s retirement, on January 16, 2020, the Board appointed Jacquelyn Barry Hamilton, age 58, as Acting Chief Financial Officer of the Company, to be effective as of the Effective Date. Ms. Hamilton joined the Company in January 2020 as a consultant. Prior to joining the Company, she served as Chief Financial Officer of Modo Labs, a mobile application development company, from February 2019 through December 2019. Ms. Hamilton served as Chief Financial Officer of Netcracker Technology, a subsidiary of NEC Corporation that delivers a software platform together with integration and managed services to telecommunications and cable companies globally, from June 2015 through September 2018 and as Chief Financial Officer of Intronis, a company that provides cloud-based data protection and recovery, from March 2012 through June 2015. Ms. Hamilton also served as Chief Financial Officer, Technology Division of Monster Worldwide, a global public company providing a SaaS platform to match jobseekers with employers, from 2008 through 2012, and as Chief Financial Officer, Technology Division from 2004 through 2008. Ms. Hamilton earned a BA in Finance from Simmons College and an MS in Finance from the Carroll School of Management at Boston College.

In connection with Ms. Hamilton’s prior engagement as a consultant, the Company entered into a Consulting Services Agreement (the “Consulting Agreement”) with Ms. Hamilton on January 13, 2020. The Consulting Agreement has a three month term, which may be extended by mutual agreement. Pursuant to the Consulting Agreement, Ms. Hamilton is paid a consulting fee equal of $87.00 per hour for services that are provided on a month-to-month basis, plus reimbursement for travel and other out-of-pocket expenses.

The foregoing description of the Consulting Agreement is a summary and does not purport to be complete. Such description is qualified in its entirety by reference to the text of the Consulting Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

There are no transactions between the Company and Ms. Hamilton that are required to be disclosed under Item 404(a) of Regulation S-K, and Ms. Hamilton is neither related to, nor does she have any relationship with, any existing member of the Board or any executive officer of the Company.

Appointment of Jeremy Hitchcock

On January 16, 2020, the Board appointed Jeremy Hitchcock as Chairman of the Board, to be effective as of the Effective Date.

Item 7.01	Regulation FD Disclosure.

On January 21, 2020, the Company issued a press release announcing the leadership transition described in Item 5.02 above. The press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing of the Company’s under the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title
10.1#	Consulting Agreement between Zoom Telephonics, Inc. and Jacquelyn Barry Hamilton, dated as of January 13, 2020.
99.1	Press release of Zoom Telephonics, Inc., dated January 21, 2020.

#  Management contract or compensatory plans or agreements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOOM TELEPHONICS, INC.

Dated: January 21, 2020	By:	/s/ Frank Manning
Frank Manning
Chief Executive Officer and Acting Chief Financial Officer